STATEMENTS OPERATIONS - Winvest Group Ltd [Member] - USD ($)	7 Months Ended	12 Months Ended
	Dec. 31, 2021	May 31, 2021	May 31, 2020
Revenue
Operating expenses:
Administrative expenses - related party	82,224	2,534,182	26,220
Total operating expenses	82,224	2,534,182	26,220
Loss from operations	(82,224)	(2,534,182)	(26,220)
Other expenses:
Other expenses, net
Net loss	$ (82,224)	$ (2,534,182)	$ (26,220)
Basic and diluted loss per common share	$ (0.01)	$ (1.22)	$ (0.01)
Weighted average number of shares outstanding	14,432,264	2,078,817	2,078,299